SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant ( x )
   Filed by a Party other than the Registrant (    )
   Check the appropriate box:
       (   )  Preliminary Proxy Statement
       ( x )  Definitive Proxy Statement
       (   )  Definitive Additional Materials
       (   )  Soliciting Material pursuant to section 240.14(c) or
               section 240.14a-12

                          BANYAN STRATEGIC LAND FUND II
                (Name of Registrant as Specified in its Charter)

                                 ROGER L. BAKER
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

   Payment of Filing Fee (Check the appropriate box):
     ( x ) $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(i)91), or 14a-
   6(j)(2).
     (   ) $500 per each party to the controversy pursuant to Exchange Act
   Rule
             141-6(i)(3).
     (   ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.
           1)  Title of each class of securities to which transaction applies:
                 Shares of Common Stock
           2)  Aggregate number of securities to which transaction applies:
                 19,263,596
           3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11: N/A
           4)  Proposed maximum aggregate value of transaction: N/A
     (   ) Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1)  Amount Previously Paid:
               ......................................................
           2)  Form, Schedule or Registration Statement No.:
               ......................................................
           3)  Filing Party:
               ......................................................
           4)  Date Filed:
               ......................................................






   FORM OF PROXY


                          BANYAN STRATEGIC LAND FUND II

                             150 SOUTH WACKER DRIVE
                                 SUITE 2900
                              CHICAGO, ILLINOIS
                                    60606

This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Leonard G. Levine and Robert G. Higgins, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Common Stock of Banyan Strategic Land Fund II (the "Corporation" or the "Fund") held of record by the undersigned on July 7, 1995, at the Annual Meeting of Stockholders when convened on August 10, 1995, or any adjournment or postponement thereof.


                                   Continued on the reverse side.




   This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

   1. PROPOSAL to elect three independent Directors to hold office until the next Annual Meeting of Stockholders or otherwise as provided in the Corporation's By-laws.

     NOMINEE                   FOR              AGAINST
     Walter E. Auch, Sr.       ___                ___
     Gerald L. Nudo            ___                ___
     Robert M. Ungerleider     ___                ___

   Vote for, except withhold from the following nominee(s):
   INSTRUCTIONS: To withhold authority to vote for any nominee, write his _________________________________ name in space at left.

   2. PROPOSAL to concur in the selection of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 1995. (check one box):

               FOR           AGAINST            ABSTAIN
               ___              ___              ___

   3. In their discretion, the Proxies are authorized to vote upon and transact any other business as may properly come before the Meeting or any adjournment or postponement thereof.



     DATED:_________________________, 1995

     _____________________________________
                 Signature
     _____________________________________
     Signature if held jointly

     Sign exactly as name appears at left. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.

   PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED ENVELOPE. PLEASE CONTACT THE CORPORATION'S PROXY SOLICITOR, CHEMICAL BANK AT (800) 667-6589, WITH ANY QUESTIONS REGARDING THE ABOVE.


                          BANYAN STRATEGIC LAND FUND II
                       150 SOUTH WACKER DRIVE, SUITE 2900
                             CHICAGO, ILLINOIS 60606
                                  312-553-9800


                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



   To the Stockholders of Banyan Strategic Land Fund II:

         Notice is hereby given that the annual meeting of stockholders (the "Meeting" or the "Annual Meeting") of Banyan Strategic Land Fund II, a Delaware corporation (the "Corporation" or the "Fund"), will be convened at The River Club, 200 South Wacker Drive, Chicago, Illinois, on August 10, 1995, at 9:30 a.m. central time (the "Meeting Date"). All stockholders of the Corporation (the "Stockholders") are entitled to attend the Meeting. The Annual Meeting will be held for the following purposes:

   (1) To elect three independent directors to hold office until the next annual meeting of stockholders or otherwise as provided in the Corporation's By-Laws;

   (2) To concur in the selection of Ernst & Young LLP as the Corporation's independent auditor for the fiscal year ending December 31, 1995;

   (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Only Stockholders of record at the close of business on July 7, 1995 are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at the Corporation's offices for at least 10 days prior to the Meeting.


                                       By order of the Board of Directors:


                                       Robert G. Higgins
                                       Secretary






                              PROXY STATEMENT
                                    FOR
                     ANNUAL MEETING OF STOCKHOLDERS OF
                       BANYAN STRATEGIC LAND FUND II
                              AUGUST 10, 1995

         This proxy statement (the "Proxy Statement") is furnished to the holders of shares (the "Stockholders") of the common stock, par value of $0.01 of Banyan Strategic Land Fund II, (the "Common Stock" or the "Shares"), a Delaware corporation (the "Corporation" or the "Fund"), in connection with the solicitation of proxies by the Corporation's board of directors (the "Directors" or the "Board") for use at the annual meeting of stockholders. The Corporation's By-Laws (the "By-Laws") require the Directors to call and hold an annual meeting of Stockholders not less than 30 days after delivery of the Fund's Annual Report. The Fund's annual meeting of Stockholders has been delayed this year pending the recent completion of the Fund's self tender offer. The annual meeting of stockholders will be convened on August 10, 1995, at approximately 9:30 a.m. central time, and any adjournment or postponement thereof will be announced at such meeting. Copies of this Proxy Statement, and the enclosed form of proxy were first sent or given to Stockholders on or about July 15, 1995. Stockholders who wish to attend the Meeting should contact the Corporation at (312) 683-3670 so that arrangements can be made.

         The Corporation will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Directors, the Fund's officers or by employees of Banyan Management Corp. None of these individuals will be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. For further information regarding Banyan Management Corp., see "Certain Relationships and Related Transactions." Arrangements will also be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Common Stock held of record by those persons, and the Fund may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith. Further, the Corporation may retain the services of a proxy solicitor to assist in the solicitation of proxies for the Annual Meeting at a fee payable by the Fund of $6,750, plus out-of-pocket expenses.

         Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. Shares not represented by properly executed proxies will not be voted. If a Stockholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Stockholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Stockholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Corporation before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy; or (iii) attending the Annual Meeting and voting the Shares in person.

         The close of business on July 7, 1995 has been fixed as the date for determining those Stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Corporation had 9,953,849 Shares outstanding, each of which entitles the holder thereof to one vote at the Annual Meeting. Only Stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Annual Meeting, will constitute a quorum. The three nominees receiving the highest vote totals will be elected as directors of the Fund. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote but, because sharesheld by brokers will not be considered entitled to vote on matters as towhich the brokers withhold authority, a broker non-vote will have no effecton the vote.

         The mailing address of the principal executive offices of the Corporation is 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         No person has filed a report with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1954, as amended, indicating ownership of five percent (5%) or more of the outstanding common stock, nor is the Corporation aware of any person who, alone or as part of a group, beneficially owns more than five percent (5%) of the outstanding shares as of June 30, 1995.

         On May 5, 1995, the Fund commenced a tender offer to purchase up to 10,000,000 shares of its common stock. The offer expired at midnight on June 5, 1995. The total number of shares tendered and purchased by the Fund pursuant to the tender offer was 9,309,747. At the offer price of $1.70 per share, the total cost to the Fund was $15,826,570.

         Two shareholders which held greater than five percent (5%) of the Fund's outstanding stock prior to the commencement of the offer tendered their shares pursuant to the tender offer. On June 5, 1995, Dickstein & Co. L.P. and Dickstein International Ltd. (collectively the "Dickstein Entities") and Magten Asset Management tendered 1,466,700 and 2,162,000 shares respectively, representing 7.61% and 11.22% of the Fund's shares. Messrs. David J. Brail and Alan S. Cooper, Directors of the Fund, are also Vice Presidents of Dickstein Partners, Inc., the entity which manages the Dickstein Entities. In a meeting of the Fund's Board of Directors held on June 7, 1995, Messrs. Brail and Cooper announced their decision not to stand for re-election at the Fund's upcoming annual meeting scheduled for August 10, 1995.

         The following table sets forth the number of Shares owned by all Directors and Officers owning Shares, and all Directors and Officers as a group as of June 30, 1995.

                                      AMOUNT & NATURE OF
    NAME OF DIRECTOR OR OFFICER      BENEFICIAL OWNERSHIP    PERCENT OF CLASS

    Leonard G. Levine, President        25,428 shares          Less than 1%
    Gerald L. Nudo, Director             5,000 shares          Less than 1%
    Robert M.Ungerleider, Director       6,000 shares          Less than 1%

    Walter E. Auch, Sr., Director       16,000 shares          Less than 1%
    All Directors and Officers of       52,428 shares          Less than 1%
    the Fund as a group (seven
    persons)

         The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Corporation.

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to fileinitial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Fund with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, directors and greater than ten percent stockholders to furnish the Fund with copies of all these forms filed with the SEC or the NASD.

         To the Fund's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Fund believes that all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during 1994.


                    MATTERS TO BE CONSIDERED BY STOCKHOLDERS

   1.    ELECTION OF DIRECTORS

         Three individuals will be elected at the Annual Meeting to serve as Directors of the Fund until the next annual meeting of Stockholders or otherwise as provided in the By-Laws. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees for Director with respect to all proxies received by the Corporation. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Directors have no reason to believe that the nominees named will be unable to serve if elected.

         The nominees for Director are as follows:

                                                                                     YEAR DURING
                                                                                        WHICH
                                                                                      INDIVIDUAL
                                                                                     FIRST BECAME
            NAME          AGE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        A DIRECTOR


      Walter E. Auch      73  Prior  to retiring,  Mr. Auch  was  the Chairman  and      1987
                              Chief Executive  Officer of the Chicago Board Options
                              Exchange.    Prior   to  that  time,  Mr.   Auch  was
                              Executive Vice  President, Director  and a member  of
                              the  executive committee  of  PaineWebber, Inc.   Mr.
                              Auch is a Director of  Pinco L.P., Geotek Industries,
                              Smith Barney  Advisors Fund,  Pacific Corinthian  VIP
                              Fund, Smith Barney Trak Fund,  Express America Corp.,
                              Nicholas Applegate Funds and  Fort Dearborn Fund  and
                              a trustee of Hillsdale College  and the Arizona Heart
                              Institute.   Mr.  Auch  is also  a trustee  of Banyan
                              Strategic  Realty  Trust  and  a  director  of Banyan
                              Mortgage Investment Fund and Banyan Management Corp.

    Gerald L. Nudo        45  Senior Vice  President  of  Mesirow  Realty  Finance,      1987
                              Inc.  From 1982 until 1990, Mr. Nudo was a Principal
                              and Vice President of  Capital Realty Services, Inc.,
                              a commercial  real estate investment banking company.
                              Mr. Nudo  is a  Trustee of  Banyan Short Term  Income
                              Trust and a Director of Banyan Management  Corp.  Mr.
                              Nudo  is also  a certified  public  accountant and  a
                              licensed real estate broker in Illinois.



    Robert M. Ungerleider  53 Currently of counsel  to the law firm of Lane Felcher      1987
                              Kurlander  &   Fox,  Mr.  Ungerleider   has  founded,
                              developed  and   sold  several   start  up   ventures
                              including  Verifone  Finance,  an  equipment  leasing
                              service,  Smartpage, a  paging  service company,  and
                              Financial   Risk   Underwriting   Agency,  Inc.,   an
                              insurance  firm  specializing in  financial guarantee
                              transactions.  Mr. Ungerleider is  also a Director of
                              Banyan   Mortgage   Investment   Fund    and   Banyan
                              Management Corp.


         The Board is required to meet at least four times per year either in person or by telephonic conference. The Board met twenty times in 1994. The Directors have not established any other nominating, compensation or other committees performing similar functions other than an audit committee which is comprised of all of the Directors and met two times during 1994. During 1992, the Fund and Banyan Mortgage Investment Fund ("BMIF") formed a joint asset committee to oversee various assets in which the Fund and BMIF hold a common interest. The joint asset committee consisted of Mr. Nudo and Mr. Ungerleider. Mr. Nudo served on the joint asset committee on behalf of the Fund. Mr. Ungerleider served on the joint asset committee on behalf of BMIF. For their services on the joint asset committee during 1994, Mr. Nudo and Mr. Ungerleider were each paid an annual fee of $35,000 by the Fund and BMIF, respectively. The Joint Asset Review Committee was dissolved in 1995.

         RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates each of Messrs. Auch, Nudo and Ungerleider for election as Directors of the Fund by the Stockholders at the Annual Meeting to serve until the next annual meeting of Stockholders or as otherwise provided in the By-Laws.

         The three nominees receiving the highest vote totals will be elected as Directors of the Fund. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. The two seats vacated by Messrs. Brail and Cooper will not be filled at this meeting.




   2.    SELECTION OF INDEPENDENT AUDITOR

         The Fund's financial statements, including those for the fiscal year ended December 31, 1994, are included in the Annual Report previously furnished to all Stockholders. The year-end statements have been audited by the independent firm of Ernst & Young LLP which has served as the Fund's independent auditor since the fiscal year-end December 31, 1989. The total fees paid or accrued to Ernst & Young LLP in connection with the fiscal year ended December 31, 1994 audit is approximately $70,000. The Board believes that Ernst & Young LLP is knowledgeable about the Corporation's operations and accounting practices and is well qualified to act in the capacity of independent auditor. Therefore, the Board has selected
   Ernst & Young LLP as the Fund's independent auditor to examine its financialstatements for the fiscal year ended December 31, 1995. Although the selection of an auditor does not require a Stockholder vote, the Board believes it is desirable to obtain the concurrence of the Stockholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board does not contemplate appointing another firm to act as the Corporation's independent auditor for fiscal year-end December 31, 1995 if the Stockholders do not concur in the appointment of Ernst & Young LLP. Instead, the Board will consider the vote as advice in making their selection of an independent auditor for the following year.

         Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         RECOMMENDATION OF THE BOARD: The Board considers Ernst & Young LLP to be well-qualified and recommends that the Stockholders concur in the following resolution which will be presented for a vote of the Stockholders at the Annual Meeting:

         RESOLVED, that the Stockholders concur in the appointment, by the Board, of Ernst & Young LLP to serve as the Corporation's independent auditor for the fiscal year ended December 31, 1995.

         The affirmative vote of a majority of the votes cast by Stockholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required for the adoption of the foregoing resolution.



                               EXECUTIVE OFFICERS

         The following table sets forth information with respect to the Corporation's executive officers. Each officer is elected annually by the Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Directors:


                                                                                  OFFICE & YEAR
     NAME                     AGE  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS   FIRST ELECTED


     Leonard G. Levine        48   For a  period in excess  of five years  prior  President;
                                   to  January 1,  1990,  Mr. Levine was  Senior  1990
                                   Vice President of VMS  Realty Partners.   Mr.
                                   Levine also  serves  as President  of  Banyan
                                   Mortgage Investment Fund,  Banyan Short  Term
                                   Income  Trust  and  Banyan  Strategic  Realty
                                   Trust (collectively, these  entities are  the
                                   "Banyan Funds") and  Banyan Management  Corp.
                                   In  addition,  Mr.  Levine is  a  Director of
                                   Banyan Management Corp.

     Neil D. Hansen           48   From  1988 to  1990,  Mr. Hansen  was  Senior  First Vice
                                   Vice President  of Ruff Callaghan & Hemmeter   President; 1991
                                   Company and Executive Vice President, Se-
                                   cretary  and  Treasurer  of  Resort  Income
                                   Investors, Inc.   Mr.  Hansen also serves  as
                                   First  Vice President  of each  of the  other
                                   Banyan Funds and Banyan Management Corp.

     Robert G. Higgins        43   From   1990  to  1992,  Mr.   Higgins  was  a  Vice President
                                   contract partner  at the law  firm of Chapman  - General
                                   and Cutler.   From 1984 to  1990, Mr. Higgins  Counsel, 1992;
                                   was a partner at the  law firm of Schwartz  &  Secretary,
                                   Freeman where  he concentrated in the area of  1995
                                   real estate  development.    Mr.  Higgins  is
                                   admitted  to   the  bar  in   the  States  of
                                   Illinois, Minnesota and  Texas.  Mr.  Higgins
                                   also   serves   as   Vice   President/General
                                   Counsel  and Secretary  of each of  the other
                                   Banyan Funds and Banyan Management Corp.

     Joel L. Teglia           33   From  1991   to  1994,  Mr.  Teglia  was  the  Vice President
                                   Controller  for Banyan Management Corp.  From  and Chief
                                   1986  to 1990  Mr. Teglia  held  positions as  Financial
                                   Project Controller  and Director  of  Finance  Officer, 1994
                                   and Budgeting  at the  Prime Group,  Inc., an
                                   international  real  estate  investment   and
                                   development firm.  Mr. Teglia  also serves as
                                   Vice  President/Chief  Financial  Officer  of
                                   each  of the  other Banyan  Funds and  is the
                                   Treasurer and Assistant  Secretary of  Banyan
                                   Management Corp.



                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

   A.    DIRECTOR COMPENSATION

         The Directors are paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting attended in person and $250 an hour for each Board meeting attended via telephonic conference call. In addition, each Director is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board. During 1992, the Fund and Banyan Mortgage Investment Fund ("BMIF") formed a joint asset committee to oversee various assets in which the Fund and BMIF hold a common interest. The joint asset committee consisted of Mr. Ungerleider and Mr. Nudo. Mr. Nudo served on the joint asset committee on behalf of the Fund. Mr. Ungerleider served on the joint asset committee on behalf of BMIF. For their services on the committee during 1994, each of Mr. Nudo and Mr. Ungerleider was paid a fee of $35,000, by the Fund and BMIF, respectively. The joint asset review committee was dissolved in 1995.

   B.    EXECUTIVE COMPENSATION

         Compensation paid to Mr. Levine, the President and Chief Executive Officer of the Fund for the years ended December 31, 1994, 1993 and 1992 is as follows:



                                                                            Long-Term Compensation
                                         Annual Compensation                    Awards         Payouts
                                                            Other       Restricted                      All Other
                                                            Annual      Stock      Options/    LTIP     Compen-
                              Year    Salary   Bonus (2)    Compen-     Award(s)    SARs (#)   Payouts   sation
                                                            sation
    Leonard G. Levine,        1994   $102,800   $ 78,425      n/a       $19,606       n/a        n/a       n/a
    President and Chief       1993   $100,000   $  ----       n/a         n/a         n/a        n/a       n/a
    Executive Officer (1)     1992   $ 60,337   $251,828      n/a         n/a         n/a        n/a       n/a

        (1)
         Total compensation for the next four highest paid executives of the Fund for 1994, 1993 and 1992 was less than $100,000 per individual.

        (2)
         Pursuant to Mr. Levine's employment agreement, the incentive amounts which were earned in 1993 were paid or awarded to him by the Fund in 1994. Therefore, this compensation is presented as paid in 1994.

         Mr. Levine serves as chief executive officer of the Fund pursuant to an employment agreement entered into as of January 1, 1990. The agreement has been amended extending the term through December 31, 1997.

         Under the terms of the contract, for the period January 1, 1992 through June 30, 1992, Mr. Levine was paid a salary equal to $57,337 on an annualized basis. Effective July 1, 1992 through December 31, 1992, Mr. Levine was paid a salary equal to $63,337 on an annualized basis.
   Effective January 1, 1993, Mr. Levine's salary increased to $100,000 per year. Mr. Levine's new base salary is subject to annual increases effective January 1 of each year beginning January 1, 1994 based on increases in the Consumer Price Index. Effective January 1, 1994, Mr. Levine's salary increased to $102,800 reflecting an increase in the consumer price index of 2.8% as required pursuant to the amended employment agreement.



         In addition to the base salary, Mr. Levine may be granted, at the discretion of the Board of Directors, additional compensation in the form of a bonus, although no such bonus was granted for the year ended December 31, 1994. Further, Mr. Levine is eligible to receive compensation under an incentive program included in his contract. Mr. Levine earns incentive compensation which is calculated on the following four components: (i) 1.00% of the Fund's collateralized claims which were converted into cash;
   (ii) 3.00% of the amount of the Fund's unsecured claims which were converted into cash; (iii) 0.1% of all cash distributions of capital and
   (iv) 0.14% of all distributions of income to stockholders of the Fund made after January 1, 1993 and prior to the end of the employment period.

         Pursuant to Mr. Levine's amended employment agreement, all incentive amounts earned prior to January 1, 1993 were paid prior to December 31, 1992. All incentive amounts earned subsequent to January 1, 1993 are paid 80% in cash and 20% in shares ("Award Shares") of the Fund on March 15 of the year following the period for which the incentive is earned. On January 28, 1994, Mr. Levine was paid $78,425 representing 80% of his 1993 incentive. The 17,428 Award Shares valued at $1.125 per share or $19,606 represent 20% of Mr. Levine's 1993 incentive compensation and will be held by the Fund in escrow, pending satisfaction of the vesting requirements, for the benefit of Mr. Levine until the earlier of (i) December 31, 1997;
   (ii) the termination of Mr. Levine's employment by the Fund without just cause; or (iii) the permanent disability or death of Mr. Levine. At a meeting of the Fund's Board of Directors on April 28, 1995, the Board of Directors amended Mr. Levine's employment agreement with respect to the issuance of Award Shares. Under Mr. Levine's amended employment agreement, an "Award Share" has been redefined to mean the right to receive a cash bonus equal to: (i) the value of one share of Common Stock of the Fund; and
   (ii) any distributions of the Fund with respect to a share of Common Stock between the Grant Date and the Settlement Date. The value of an Award Share on a Grant Date and on a Settlement Date will be the average closing price of the Fund's shares of Common Stock for the five business days ended at the Grant Date or the Settlement Date, as the case may be. Mr. Levine will continue to receive twenty percent (20%) of his Incentive Compensation in Award Shares. At the time upon which Mr. Levine determines to dispose of Award Shares, Mr. Levine will notify the Company of the number of Award Shares he wishes to tender and he will receive from the Company a cash bonus equal to the value of the Award Shares tendered to the Company. The cash bonus from the Award Shares attributable to distributions will be paid currently for all distributions declared for stockholders of record between the Grant Date and the Settlement Date. Mr. Levine will no longer receive actual shares of the Fund's Common Stock as Award Shares and shares of Common Stock previously issued as Award Shares will be converted to a cash bonus as provided for in the amended employment agreement. The Award Shares will continue to be subject to the existing vesting provisions. The amendment is intended to preserve the original intent of the Award Shares which was to further align the interests of Mr. Levine with those of the Fund's stockholders.

         Either Mr. Levine or the Fund can terminate the employment agreement at any time upon 90 days written notice. If the termination is by the Fund for cause, or by Mr. Levine voluntarily, all incentive compensation not previously paid (including Award Shares which have not vested) to Mr. Levine is forfeited and he is not entitled to any severance payment. In the event of Mr. Levine's death or permanent disability, he is entitled to all incentive compensation earned through the date of his disability or death plus any disability or life insurance proceeds, but he is not entitled to any other severance payments. If his employment is terminated without cause following a change of control (as defined in the agreement) the Fund is obligated to pay Mr. Levine's salary during the remainder of the employment period and must pay him all incentive compensation which he would have earned if all the Fund's assets had been converted into cash and all proceeds were distributed. If Mr. Levine is terminated without cause but no change of control has occurred, he will receive a severance payment equal to one year's salary plus all incentive compensation earned through the date of his termination (including incentive compensation based upon assets converted into cash within one year following his termination in accordance with an expression of interest received by the Fund prior to Mr. Levine's termination), plus an amount equal to the full cost of continuing Mr. Levine's health benefits for one year.

   C.    EXECUTIVE AND DIRECTORS STOCK OPTION PLAN

         On June 30, 1994, the Stockholders approved and adopted the 1994 Executive and Directors Stock Option Plan (the "Plan"). The Plan granted the Board of Directors the authority to issue up to 1,000,000 shares of the Fund's common stock for stock option awards. The Plan consists of an Executive Option Grant Program and a Director Option Grant Program. Under the Director Option Grant Program, each of Gerald L. Nudo, Robert M. Ungerleider and Walter E. Auch, Sr., in consideration of their length of service on the Board on the tenth business day after adjournment of the annual meeting received an option to acquire 50,000 shares. Each of David J. Brail and Alan S. Cooper on the tenth business day after adjourn-ment ofthe annual meeting received an option to acquire 10,000 shares. The exercise price of the options initially granted to the Board of Directors under the Director Option Grant Program was $1.125.

         The Board administers the Executive Option Grant Program and has the authority to determine, among other things, the individuals to be granted Executive Options, the exercise price at which shares may be acquired, the number of shares subject to each option and the exercise period of each option. The Board is also authorized to construe and interpret the Executive Option Grant Program and to prescribe additional terms and conditions of exercise in option agreements and provide the form of option agreement to be utilized with the Executive Option Grant Program. No Director is eligible to receive options under the Executive Option Grant Program.

         Options are not transferable except by will or by the laws of descent and distribution, and are exercisable during an optionee's lifetime only by the optionee or the appointed guardian or legal representative of the optionee. Upon the: (a) death or permanent and total disability of an optionee; or (b) retirement in accord with the Fund's retirement practices, then any unexercised options to acquire shares will be exercisable at any time within one year in the case of (a) and ninety days in the case of (b) (but in no case beyond the expiration date specified in the Option Agreement). If, while unexercised options remain outstanding under the Plan, the Fund ceases to be a publicly-traded company, or if the Fund merges with another entity or a similar event occurs, all options outstanding under the Plan shall immediately become exercisable at that time.

         The Plan requires the optionee to pay, at the time of exercise, for all shares acquired on exercise in cash, shares or, in the case of the Executive Option Program, other forms of consideration acceptable to the Board.

         If the Fund declares a stock dividend, splits its stock, combines or exchanges its shares, or engages in any other transactions which results in a change in capital structure such as a merger, consolidation, dissolution, liquidation or similar transaction, the Board may adjust or substitute, as the case may be, the number of shares available for options under the Plan, the number of shares covered by outstanding options, the exercise price per share of outstanding options, any target price levels for vesting of the options and any other characteristics of the options as the Board deems necessary to equitably reflect the effects of those changes on the option holders.

         On January 18, 1994 the Board granted, subject to approval of the Plan by the stockholders, initial options totalling 90,000 to management under the program, at a price of $1.125 per share (the closing price on the day of the grant of options).

         Pursuant to the terms of the grants, options for all shares granted under the Executive Option Grant Program are exercisable and vested in installments as follows: (1) 33.3% of the number of shares commencing on the first anniversary of the date of grant; (ii) an additional 33.3% of the shares commencing on the second anniversary of the date of the grant; and
   (iii) an additional 33.4% of shares commencing on the third anniversary of the date of grant. Option for all shares as granted under the Director Option Grant Program shall be exercisable in installments as follows: (i) 50.0% of the number of shares commencing on the first anniversary of the date of grant; and (ii) an additional 50.0% of the number of shares commencing on the second anniversary of the date of grant. The Board is granted discretion to determine the term of each Option granted under the Executive Option Grant Program, but in no event will the term exceed ten years and one day from the date of grant.

         Stock Options granted or exercised by executive officers for the year ended December 31, 1994, are as follows:

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR


                       Number of     % of Total                                  Potential Realized Value at
                       Securities    Options                                Assumed Annual Rates of Stock Price
                       Underlying    Granted to     Exercise                 Appreciation for Option Term
                       Options       Employees in   or        Expiration
     Name              Granted       Fiscal Year    Base      Date          5%                10%
                                                    Price

     Leonard G.        60,000        67%            $1.125    Jan. 18,      $ 37,734          $ 95,625
     Levine                                                   2004



     AGGREGATED STOCK OPTION EXERCISES DURING YEAR AND YEAR END OPTION VALUES


                                                        Number of Securities        Value of Unexercised
                                                        Underlying Unexercised      In-the-Money Options
                                                        Options at December 31      at December 31
                   Shares
 Name              Acquired on    Value Realized        Exercisable/Unexercisable   Exercisable/Unexercisable
                   Exercise
 Leonard G.        ---            $      ---            ---/60,000                  $   ---/$   ---
 Levine



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Banyan Management Corp. ("BMC") performs certain administrative services on behalf of the Fund for which it is reimbursed the cost of performing these services. BMC is owned in part and is controlled by the Fund and Banyan Mortgage Investment Fund, Banyan Strategic Realty Trust and Banyan Short Term Income Trust. Mr. Levine is the President and Director of BMC but receives no compensation. Messrs. Hansen, Higgins and Teglia are employees of the Fund but are compensated by BMC and their compensation is included in the administrative costs for which BMC is reimbursed by the Fund. The directors/trustees of all Banyan Funds serve as directors of BMC but receive no compensation. Administrative costs reimbursed by the Fund to BMC for the years ended December 31, 1994, 1993 and 1992 totaled $593,964, $652,113 and $947,207, respectively. BMC charges its operating expenses among the Banyan Funds for which it performs services and acts as a common paymaster for the Fund and the other Banyan Funds.

                              STOCKHOLDER PROPOSALS
   Stockholder proposals for the 1995 Annual Meeting of Stockholdersmust be received by the Corporation at its executive office in Chicago, Illinois, on or prior to March 9, 1996 for inclusion in the Corporation's proxy statement for that meeting. Any Stockholder proposal must also meet the other requirements for Stockholder proposals as set forth in the rules of the Securities and Exchange Commission relating to Stockholder proposals.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, no business other than that discussed above is to be acted upon at the Meeting. If other matters not known to the Board should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.


                                             Banyan Strategic Land Fund II
                                             By the Order of the Board of
   Directors



                                             Leonard G. Levine
                                             President


   Chicago, Illinois
   July 15, 1995






           A copy of the Banyan Strategic Land Fund II 1994 Annual Report on Form 10-K filed with the Securities and Exchange Commission will be supplied to Stockholders without charge. Requests for the Report should be directed to:

           BANYAN STRATEGIC LAND FUND II
           c/o Investor Relations Department
           150 S. Wacker Drive, Suite 2900
           Chicago, IL, 60606
           (312) 683-3670




   YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.